(logo)
The Argentina Fund, Inc.
Annual Report

October 31, 1998

A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

(logo)The Argentina Fund, Inc.
================================================================================
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
================================================================================
Executive Offices
         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-426-5523
         Equiserve
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel

         Willkie Farr & Gallagher

Custodian

         Brown Brothers Harriman & Co.

Independent Accountants

         PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF


Contents
================================================================================
In Brief                                                3
Letter to Shareholders                                  3
Investment Summary                                      6
Portfolio Summary                                       7
Investment Portfolio                                    8
Financial Statements                                   11
Financial Highlights                                   14
Notes to Financial Statements                          15
Report of Independent Accountants                      19
Dividend Reinvestment and
    Cash Purchase Plan                                 20
Investment Manager                                     22
Directors and Officers                                 23



Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times


   -----------------------------------------------------------------------
   This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
   -----------------------------------------------------------------------

(logo)The Argentina Fund, Inc.
In Brief
===========================================================================
o Although Argentine stocks fell with other emerging markets in 1998, the implementation of many significant policy initiatives and economic reforms has led to a significant improvement in the country's investment environment.

o The Fund continued to emphasize well managed companies with significant comparative advantages due to franchise value, pricing power, and dollar-linked revenues.


(logo)Letter to Shareholders
===========================================================================

Dear Shareholders:

For the twelve-month period ended October 31, 1998, The Argentina Fund's shares listed on the New York Stock Exchange declined 20.15% to $9.63, as ongoing troubles in the emerging markets led fearful investors to liquidate their overseas holdings. The performance of the Fund's net asset value was significantly better, declining 8.90% to $13.02 over the same period, which beat the -13.25% return of the unmanaged benchmark, the IFC Argentina Global Total Return Index. The Fund's market price reflected a 26.1% discount to NAV. In a period of extreme volatility for the emerging markets, the Fund's closed-end structure allowed management to focus on investment opportunities without the disruption caused by unexpected cash flows.

Market Environment

The past twelve months has been an extremely difficult period for financial markets in developing countries. As the turmoil that originated in Asia spread to Russia this past summer, investors' reassessment of their exposure to higher-risk investments led to the rapid flight of capital from emerging markets. In order to stem the outflows and defend their currencies, Latin American nations were forced to raise interest rates to unusually high levels. While this action helped to stabilize the economies in the short-term, it also hurt the outlook for corporate earnings by raising finance costs and by creating a significant drag on the region's growth.

Throughout this volatile period, the Argentine stock market has been the best performing Latin American market. This strong relative performance is a positive sign, demonstrating that the implementation of many significant policy initiatives and economic reforms, particularly since the devaluation of the Mexican peso in 1994, has led to a significant improvement in the country's investment environment. For example, regulatory reform and the active encouragement of foreign investment has strengthened the banking sector, while pension fund development has created a stronger investor base for the Argentine stock market.

The Economic Picture

Although such changes have helped the relative performance of Argentine equities, the country was not immune to the exogenous difficulties plaguing its partners within the Mercosur trade agreement. Economic growth, while still relatively high compared to other developing countries, was slowed by falling commodities prices, rising interest rates, and unfavorable terms of trade. Economists have cut their estimates for 1999 as well, but the outcome is ultimately dependent on the ability of Brazil's Fiscal Stabilization Plan to bring down interest rates in that country. Further declines in U.S. interest rates would also provide benefits to Argentina's economy.

Argentina is faced with two principal weaknesses that continue to hamper its efforts to distance itself from the turmoil facing other Latin American countries. First, the need for ongoing foreign financing has subjected Argentina

(logo)The Argentina Fund, Inc.
Letter to Shareholders
===========================================================================
to the vicissitudes of global capital flows. Second, its heavy reliance on value-added taxes for government revenues increases its need for foreign borrowings during slowdowns in economic activity. Despite these factors, Argentina is a model debtor nation, and remains one of the few emerging market countries able to access international financing in this difficult credit environment. Should the crisis in emerging markets be prolonged, however, Argentina's rising current account deficit and foreign debt burden will be subjected to greater scrutiny.

A Stronger Democratic Process

Following President Menem's decision not to run for re-election in 1999, an action that would have required a constitutional amendment, politics have ceased to play a critical role in stock market performance. From an investment standpoint, the most important task for the government is to maintain the continuity of the Convertibility Plan, which assures the continued stability of the peso. Even with the election approaching in October of 1999, there is little threat that changes will be made to this plan, as all candidates have endorsed its essential elements. Although differences still exist within both Menem's party and the opposition parties' coalition, the Partido Alianza, the fact that these political divisions no longer affect Argentina's economic policies is a sign of a strengthening democracy. Despite these positive developments, continuing high levels of unemployment may become an important political issue in the upcoming election year if the economy fails to pick up.

Fund Strategy

The Argentina Fund remains committed to investing in well managed companies with significant comparative advantages derived from their franchise value, pricing power, dollar-linked revenues, or emphasis on the natural resource base of the country. We believe that our focus on companies with strong cash flow and healthy balance sheets helps to minimize the risks associated with investing in the emerging markets. As the universe of companies that possess these characteristics tends to remain stable over time, the Fund's portfolio turnover is low. Our principal sector weightings are in the telecommunications industry, where the Fund can benefit from the pent-up demand for communications services, and in the oil and gas sectors, where the development of electric utilities throughout the Mercosur region will continue to drive demand. In the fourth quarter of the Fund's fiscal year, we increased our weighting in the telecommunications sector through Telefonica de Argentina, S.A., and in the oil and gas sector through YPF. We also added to our position in Brahma, the Brazilian brewer with a growing presence in Argentina, and in Petrobras, the Brazilian oil company that has increased its business activities with YPF. To fund the increases in these holdings, we decreased our cash balance and sold our stake in Enersis, the Chilean energy conglomerate, due to concerns about its rising debt levels in a period of reduced credit availability.

Year 2000 Issue

Like other registered investment companies and business organizations worldwide, the Fund could be adversely affected if computer systems upon which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Manager has commenced a review of the Year 2000 Issue and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an

(logo)The Argentina Fund, Inc.
Letter to Shareholders
===========================================================================
adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Outlook

It is somewhat disheartening that the many strides taken by Argentina in both the political and economic realms have not yet been reflected in stock market performance. Through the combination of improvements in the banking system, the development of a private pension fund system, the elimination of inflation, and the strengthening of the democratic process, Argentina has clearly become a better place in which to do business throughout the course of the 1990s. Likewise, many individual companies are also benefiting from stronger management, increased productivity, healthier balance sheets, and improved returns for investors. It is our belief that once global economic conditions stabilize, the improvement in these fundamental areas will ultimately allow the long-term benefits of investing in The Argentina Fund to be realized.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[LOGO] THE ARGENTINA FUND, INC.
INVESTMENT SUMMARY as of October 31, 1998
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                             TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER  -18.95         --     -12.68          --     -12.71         --
ONE YEAR         -20.15     -20.15      -8.90       -8.90     -13.25     -13.25
THREE YEAR         2.19        .73      36.29       10.87      41.88      12.35
FIVE YEAR        -20.58      -4.50      18.52        3.46      19.37       3.60
LIFE OF FUND*     -5.68       -.83      39.44        4.84      32.28       4.07

-------------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1991*    1992    1993    1994    1995    1996    1997    1998
                     ------------------------------------------------------------------
NET ASSET VALUE...   $10.99   $ 9.35  $12.69  $14.53  $10.27  $12.70  $14.60  $13.02
INCOME DIVIDENDS..   $   --   $  .06  $  .05  $  .14  $  .27  $  .33  $  .33  $  .25
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $   --  $  .09  $  .02  $  .46  $   --  $   --  $   --
TOTAL RETURN (%)..      .09   -14.55   37.55   15.58  -24.94   26.86   17.94   -8.90

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

[LOGO] THE ARGENTINA FUND, INC.
PORTFOLIO SUMMARY as of October 31, 1998
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  93%
Cash Equivalents    7%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's equity securities

Energy             26%
Communications     26%
Financial          14%
Consumer Staples   13%
Utilities           9%
Metals & Minerals   6%
Construction        4%
Durables            1%
Other               1%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. YPF S.A.

 2. TELECOM ARGENTINA S.A.

 3. TELEFONICA DE ARGENTINA S.A.

 4. QUILMES INDUSTRIAL S.A.

 5. PEREZ COMPANC S.A.

 6. TRANSPORTADORA DE GAS DEL SUR

 7. INVERSIONES Y REPRESENTACIONES S.A.

 8. LOMA NEGRA CIA.S.A.

 9. BANCO DE GALICIA Y BUENOS AIRES

10. DALMINE SIDERCA

[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of October 31, 1998

======================================================================================================================
                                                                                               Principal       Market
                                                                                              Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------------------
Short Term Notes 7.4%

Federal Home Loan Mortgage Association, 4.971%**, 11/3/1998 .............................      5,000,000     4,998,639
Federal National Mortgage Association, 5.528%**, 11/2/1998 ..............................      4,030,000     4,029,390
                                                                                                           -----------
Total Short-Term Notes (Cost $9,028,029) ................................................                    9,028,029
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Preferred Stocks 2.2%

                                                                                                 Shares
                                                                                               ----------
Communications
Telephone/Communications
Nortel Inversora "A" (ADR) (b) ..........................................................         52,691       645,465
Nortel Inversora "B" (ADR) ..............................................................         88,685     1,973,241
                                                                                                           -----------
Total Preferred Stocks (Cost $1,673,504) ................................................                    2,618,706
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Common Stocks 90.4%

Consumer Discretionary 0.1%
Specialty Retail
Grimoldi S.A. "B"* (b) ..................................................................        103,822       103,856
                                                                                                           -----------
Consumer Staples 11.6%
Alcohol & Tobacco 6.6%
Companhia Cervejaria Brahma (ADR) (c) ...................................................        177,500     1,708,436
Massalin Particulares S.A. ..............................................................        574,972     3,364,697
Nobleza Piccardo S.A. ...................................................................        850,919     2,979,200
                                                                                                           -----------
                                                                                                             8,052,333
                                                                                                           -----------
Food & Beverage 5.0%
CINBA S.A. ..............................................................................        254,323       203,526
Cresud S.A. Comercial* ..................................................................        562,120       770,359
Quilmes Industrial S.A. .................................................................        569,250     4,838,625
Quilmes Industrial S.A. (ADR) ...........................................................         10,000        91,875
Quimica Estrella "B"* (b) ...............................................................        227,160       165,048
                                                                                                           -----------
                                                                                                             6,069,433
                                                                                                           -----------
Communications 22.0%
Telephone/Communications
Telecom Argentina S.A. "B" (ADR) ........................................................        461,232    14,874,732
Telefonica de Argentina S.A. "B" ........................................................      2,698,000     9,027,789
Telefonica de Argentina S.A. "B" (ADR) ..................................................         80,000     2,645,000
                                                                                                           -----------
                                                                                                            26,547,521
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio

======================================================================================================================
                                                                                                              Market
                                                                                                Shares       Value ($)
----------------------------------------------------------------------------------------------------------------------
Financial 12.6%
Banks 8.0%
Banco de Galicia y Buenos Aires "B" .....................................................        812,594     3,535,951
Banco Frances del Rio de la Plata* ......................................................        382,266     2,676,745
Banco Itau S.A. (pfd.) (c) ..............................................................      3,360,000     1,633,694
Banco Rio de la Plata S.A. (ADR) ........................................................        204,000     1,836,000
                                                                                                           -----------
                                                                                                             9,682,390
                                                                                                           -----------
Other Financial Companies 0.8%
BI S.A. "A" (b) .........................................................................      1,000,000     1,015,043
                                                                                                           -----------
Real Estate 3.8%
Inversiones y Representaciones S.A. (GDR) ...............................................        177,486     4,592,450
                                                                                                           -----------
Durables 0.8%
Automobiles
Mirgor Sacifia "C" (b) ..................................................................         41,000       512,669
Mirgor Sacifia "C" (ADR) ................................................................        350,000       427,000
                                                                                                           -----------
                                                                                                               939,669
                                                                                                           -----------
Manufacturing 0.6%
Chemicals
Atanor S.A. "D"* ........................................................................      1,026,657       698,357
                                                                                                           -----------
Energy 24.6%
Oil & Gas Production 6.3%
Perez Companc S.A. "B" ..................................................................        987,872     4,881,699
Petroleo Brasileiro S.A. (pfd.) (c) .....................................................      8,000,000     1,005,952
Petroleo Brasileiro S.A. (ADR) (c) ......................................................        130,000     1,654,900
                                                                                                           -----------
                                                                                                             7,542,551
                                                                                                           -----------
Oil Companies 18.3%
Astra CAPSA .............................................................................      1,370,630     1,604,166
YPF S.A. "D" (ADR) ......................................................................        710,000    20,545,625
                                                                                                           -----------
                                                                                                            22,149,791
                                                                                                           -----------
Metals & Minerals 5.2%
Steel & Metals
Dalmine Siderca .........................................................................      2,420,505     3,389,826
Siderar SAIC "A" ........................................................................      1,263,541     2,869,185
                                                                                                           -----------
                                                                                                             6,259,011
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio

======================================================================================================================
                                                                                                              Market
                                                                                                Shares       Value ($)
----------------------------------------------------------------------------------------------------------------------
Construction 3.8%
Building Materials 3.7%
Loma Negra Cia. S.A.* (b) ...............................................................        150,624     4,518,720
                                                                                                           -----------
Miscellaneous 0.1%
Guillermo Decker S.A. "B"* (b) ..........................................................        262,240        85,256
                                                                                                           -----------
Transportation 0.3%
Airlines
Linea Aerea Nacional de Chile, (ADR) (d) ................................................        105,000       374,063
                                                                                                           -----------
Utilities 8.8%
Electric Utilities 2.3%
Capex S.A. "A"* .........................................................................        272,700     1,609,461
Electricidad Argentina S.A. "A" (ADR)* (b) ..............................................         77,143     1,157,145
                                                                                                           -----------
                                                                                                             2,766,606
                                                                                                           -----------
Natural Gas Distribution 6.5%
MetroGas S.A. "B" (ADR) .................................................................        377,475     3,208,538
Transportadora de Gas del Sur "B" .......................................................      2,256,215     4,694,476
                                                                                                           -----------
                                                                                                             7,903,014
                                                                                                           -----------
Total Common Stocks (Cost $103,853,258) .................................................                  109,300,064
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $114,554,791) (a) ............................                  120,946,799
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

Notes to Investment Portfolio

    * Non-income producing security.

   ** Annualized yield at time of purchase, not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $114,717,646. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $6,229,153. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $19,199,435, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,970,282.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $8,203,202 (6.79% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $9,847,866. These securities may also have certain restrictions as to resale.

  (c) Investments in Brazilian companies aggregating $6,002,982 (4.97% of net assets).

  (d) Investments in Chilean companies aggregating $374,063 (0.31% of net assets).

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $114,554,791) ...................................       $    120,946,799
Cash ....................................................................................                    514
Dividends receivable ....................................................................                 45,038
Other assets ............................................................................                    895
                                                                                               -------------------
Total assets ............................................................................            120,993,246

LIABILITIES
Accrued management fee ..................................................................                101,002
Other payables and accrued expenses .....................................................                137,254
                                                                                               -------------------
Total liabilities .......................................................................                238,256
                                                                                               -------------------
Net assets, at market value .............................................................       $    120,754,990
                                                                                               ===================
NET ASSETS
Net assets consist of:
Undistributed net investment income .....................................................              2,354,816
Net unrealized appreciation (depreciation) from:
   Investments ..........................................................................              6,392,008
   Foreign currency related transactions ................................................                   (336)
Accumulated net realized gain (loss) ....................................................             (2,050,871)
Paid-in capital .........................................................................            114,059,373
                                                                                               -------------------
Net assets, at market value .............................................................       $    120,754,990
                                                                                               ===================
Netasset value per share ($120,754,990 B 9,273,029 shares of common stock
   issued and outstanding, $.01 par value, 100,000,000 shares authorized) ...............                 $13.02
                                                                                                         =========

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $44,867) ....................................       $      5,299,436
Interest ................................................................................                321,785
                                                                                               -------------------
                                                                                                       5,621,221
                                                                                               -------------------
Expenses:
Management fee ..........................................................................              1,456,852
Custodian and accounting fees ...........................................................                303,231
Directors' fees and expenses ............................................................                 69,384
Reports to shareholders .................................................................                 10,778
Auditing ................................................................................                 62,988
Services to shareholders ................................................................                 32,572
Legal ...................................................................................                  8,561
Other ...................................................................................                 20,782
                                                                                               -------------------
                                                                                                       1,965,148
                                                                                               -------------------
Net investment income ...................................................................              3,656,073
                                                                                               -------------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .............................................................................             (2,002,765)
Foreign currency denominated transactions ...............................................                (19,469)
                                                                                               -------------------
                                                                                                      (2,022,234)
                                                                                               -------------------
Net unrealized appreciation (depreciation) during the period on:
Investments .............................................................................            (13,962,794)
Foreign currency denominated transactions ...............................................                    (70)
                                                                                               -------------------
                                                                                                     (13,962,864)
                                                                                               -------------------
Net gain (loss) on investment transactions ..............................................            (15,985,098)
                                                                                               -------------------
Net increase (decrease) in net assets resulting from operations .........................       $    (12,329,025)
                                                                                               ===================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                        Years Ended October 31,
                                                                                        1998                 1997
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ......................................................    $      3,656,073     $      2,773,344
Net realized gain (loss) from investment transactions ......................          (2,022,234)           4,588,584
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..........................................         (13,962,864)          13,315,259
                                                                               -------------------  -------------------
Net increase (decrease) in net assets resulting from operations ............         (12,329,025)          20,677,187
                                                                               -------------------  -------------------
Distributions to shareholders from net investment income ...................          (2,316,679)          (3,055,188)
                                                                               -------------------  -------------------
Net asset value of shares issued to shareholders in reinvestment
   of distributions ........................................................              73,374              109,275
                                                                               -------------------  -------------------
Increase (decrease) in net assets ..........................................         (14,572,330)          17,731,274
Net assets at beginning of period ..........................................         135,327,320          117,596,046
                                                                               -------------------  -------------------
Net assets at end of period (including undistributed net investment
   income of $2,354,816 and $1,034,890, respectively) ......................    $    120,754,990     $    135,327,320
                                                                               ===================  ===================
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ..................................           9,266,717            9,258,146
Shares issued to shareholders in reinvestment of distributions .............               6,312                8,571
                                                                               -------------------  -------------------
Shares outstanding at end of period ........................................           9,273,029            9,266,717
                                                                               ===================  ===================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                                    Years Ended October 31,
                                                                  -----------------------------------------------------------
                                                                    1998        1997        1996       1995        1994
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ........................     $ 14.60     $ 12.70     $ 10.27    $ 14.53     $ 12.69
                                                                  -------     -------     -------    -------     -------
Income (loss) from investment operations:
   Net investment income (a) ................................         .39         .30         .26        .31         .21
   Net realized and unrealized gain (loss)
     on investment transactions .............................       (1.72)       1.93        2.50      (3.84)       1.83
                                                                  -------     -------     -------    -------     -------
Total from investment operations ............................       (1.33)       2.23        2.76      (3.53)       2.04
                                                                  -------     -------     -------    -------     -------
Less distributions from:
  Net investment income .....................................        (.25)       (.33)       (.33)      (.27)       (.14)
  Net realized gains on investment transactions .............          --          --          --       (.46)       (.02)
                                                                  -------     -------     -------    -------     -------
Total distributions .........................................        (.25)       (.33)       (.33)      (.73)       (.16)
                                                                  -------     -------     -------    -------     -------
Antidilution resulting from offering of
  second tranche ............................................          --          --          --         --         .04
                                                                  -------     -------     -------    -------     -------
Second tranche offering costs ...............................          --          --          --         --        (.08)
                                                                  -------     -------     -------    -------     -------
Net asset value, end of period ..............................     $ 13.02     $ 14.60     $ 12.70    $ 10.27     $ 14.53
                                                                  =======     =======     =======    =======     =======
Market value, end of period .................................     $  9.63     $ 12.31     $ 11.50    $ 10.13     $ 14.63
                                                                  =======     =======     =======    =======     =======
Total Return
Per share market value (%) ..................................      (20.15)       9.84       16.52     (26.48)       5.45
Per share net asset value (%) (b) ...........................       (8.90)      17.94       26.86     (24.94)      15.58
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................         121         135         118         95         134
Ratio of operating expenses to average
  net assets (%) ............................................        1.48        1.71        1.90       1.98        1.87
Ratio of net investment income to
  average net assets (%) ....................................        2.75        1.96        2.11       2.71        1.48
Portfolio turnover rate (%) .................................        14.1        32.0        19.0       25.0        16.7

(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At October 31, 1998, the exchange rate for the Argentine peso was U.S. $1 to .9999 Argentine peso.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended October 31, 1998, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. The Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. As of October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $2,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($6,000) and October 31, 2006 ($1,994,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $18,856,755 and $17,881,479, respectively.

C. Related Parties

Under the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. ("Scudder" or the "Manager") which was in effect prior to November 1, 1997 (the "Agreement"), the Fund agreed to pay the Manager an annual rate of 1.20% of the Fund's average weekly net assets.

Effective November 1, 1997, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Advisory, Management and Administration Agreement (the "Investment Management Agreement") with Scudder. Under the Investment Management Agreement the Manager directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.10% of the Fund's average weekly assets. Effective October 27, 1998, the management fee payable under the Investment Management Agreement will be equal to an annual rate of 1.04% of the Fund's average weekly net assets.

Effective December 31, 1997, Scudder and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Advisory, Management and Administration Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. For the year ended October 31, 1998, the fees pursuant to these agreements aggregated $1,456,852.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Manager, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Fund has approved a new Management Agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new Management Agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

The Manager has a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations, advice and assistance as the Manager may from time to time reasonably request. Effective November 1, 1997, the Manager agreed to pay the Argentine Adviser a monthly fee, equal to an annualized rate of 0.16% of the Fund's average weekly net assets. Effective October 27, 1998, the Fund's Board of Directors voted to terminate the Sub-Advisory Contract. Accordingly the Sub-Advisory Contract will expire on December 28, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $97,009, of which $13,373 is unpaid at October 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended June 30, 1998 the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at October 31, 1998.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $69,384.

D. Foreign Investment and Exchange Controls in Argentina

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies, such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

[LOGO]The Argentina Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 4, 1998

(logo)The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

(logo)The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Equiserve, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo)The Argentina Fund, Inc.
Investment Manager
================================================================================
   The investment manager of The Argentina Fund, Inc., is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of six other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. Scudder New Asia Fund, Inc., Scudder Spain and Portugal Fund, Inc., and Scudder New Europe Fund, Inc.

(logo)The Argentina Fund, Inc.
Directors and Officers
================================================================================
NICHOLAS BRATT*
    Chairman of the Board, President, and Director

JAVIER A. GONZALEZ FRAGA
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

WILSON NOLEN
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Honorary Director

JUDITH A. HANNAWAY*
    Vice President

LUIS R. LUIS*
    Vice President

ANN M. MCCREARY*
    Vice President

PAUL H. ROGERS*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

THOMAS F. MCDONOUGH*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.

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